November 11, 1996
                          PREMIER INSURED MUNICIPAL
                                 BOND FUND
                            (CALIFORNIA SERIES)
                            (CONNECTICUT SERIES)
                              (FLORIDA SERIES)
                            (NEW JERSEY SERIES)
                             (NEW YORK SERIES)
                          SUPPLEMENT TO PROSPECTUS
                           DATED DECEMBER 1, 1995
        At a meeting held on October 31, 1996, the Board of Trustees approved, subject to shareholder approval, an Agreement and Plan of Reorganization providing for the transfer of all or substantially all of the assets, subject to liabilities, of each of the California Series, Connecticut Series, Florida Series, New Jersey Series and New York Series (each, a "Series") in a tax free exchange (the "Exchange") for shares of corresponding Funds advised by The Dreyfus Corporation that have substantially similar inves tment objectives and management policies as the Series, but which do not invest primarily in insured Municipal Obligations. The corresponding Funds are Premier California Municipal Bond Fund, the Connecticut Series, the Florida Series and the newly formed New Jersey Series of Premier State Municipal Bond Fund and Premier New York Municipal Bond Fund (each, a
"Fund"). Each Series will distribute pro rata the applicable Fund shares received in the Exchange to its shareholders in liquidation of the Series, after which the Series will be terminated as a series of Premier Insured Municipal Bond Fund. Thus, each shareholder will receive for his or her Class A, Class B or Class C Series shares a number of corresponding Class A, Class
B or Class C Fund shares equal to the value of such Series shares as of the date of the Exchange. No sales charge or contingent deferred sales charge will be imposed at the time of the Exchange.

                        (CONTINUED ON REVERSE SIDE)

        A special meeting of each Series' shareholders to consider the Exchange is scheduled to be held on Wednesday, January 22, 1997. A Prospectus/Proxy Statement with respect to the proposed Exchange is expected to be mailed prior thereto to each Series' shareholders of record on or about December 2, 1996. The subjective differences between each Series and its corresponding Fund are set forth in the Prospectus/Proxy Statement.
                                                                   PIMBs111196